UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2006

ANTICUS INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-101420	98-0375504

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

2175 rue de la Montagne, Suite 300
Montreal, Quebec, Canada H3G 1Z8

(Address of Principal Executive Offices)

(514) 875-5072 Extension 19

Registrants Telephone Number

(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ANTICUS INTERNATIONAL CORPORATION

Report on Form 8-K

Section 8 – Other Events

Item 8.01 Other Events

On July 10, 2006, Anticus International Corporation issued the following press release:

ANTICUS INTERNATIONAL CORPORATION NEWS RELEASE July 10th 2006

SIGNIFICANT PROGRESS RESULTS IN DEADLINE WAVED

Anticus Corporation (Anticus) a public traded company on the OTC: BB exchange (trading symbol: ATCI. OB), is pleased, to announce that in consideration of the significant progress in the negotiations with two major suppliers of lactoserum, representatives of the licensor have waived the deadline provided for in the license agreement requiring that Anticus must enter into a long term supply agreement for processable lactose or sugars in amounts sufficient to operate twenty (20) standard six thousand (6000) liter per hour bioconversion towers no later than June 15th 2006.

Representatives of the licensor further added “The negotiations with different suppliers of the new raw materials necessary to feed our bioreactors have progressed sufficiently and we expect our objectives to be met shortly.”

Anticus has acquired the worldwide exclusive license to the microbiological process known as Prolactis, which through the use of a bioreactor provides, for the bioconversion of lactose and other sugar, into high proteins biomass, literally transforming waste and by products into water and yeast to be used in animal feed.

The process has been developed by Jacques Goulet, Ph.D., agr., professor at Laval University in Quebec City, Quebec, Michel Deblois, engineer, and Lucien Pomerleau, M.Sc., agr. Worldwide patents are pending.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995. The statement in this release relating to completion of the acquisition and the positive direction are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some or all of the results anticipated by these forward –looking statements may not occur. Factors that could cause or contribute to such differences include, but are not limited to, contractual difficulties which may arise, the failure to obtain Anticus shareholders approval, the future market price of Anticus common stock and the ability to obtain the necessary financing.

Contact: Anticus Corporation Investor Relations Sebastien Plouffe Telephone: (514) 845-8509 E-Mail: sebastien.plouffe@sympatico.ca

ANTICUS INTERNATIONAL CORPORATION

Report on Form 8-K

Section 9 – Financial Statements and Exhibits Section 9.01 Financial Statements and Exhibits

Anticus International Corporation includes herewith the following exhibit:

Exhibit 10 – Material Definitive Contract

Agreement for acquisition of the worldwide exclusive license to the microbiological process known as “Prolactis”.

By and between Anticus International Corporation; Gilles Varin, President, and: Michel Deblois Technologies Inc., Michel Deblois, President, and Costal, Inc., Jacques Goulet, President, and Redal, Inc., Lucien Pomerleau, General Director

As Amended, June 15, 2006

English translation included, French document is primary.

The exhibit is provided in its French and English versions, as a combined document, with the French version presented first and the English following, as a matter of convenience. The French version is the controlling document. The English version has no legal effect..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anticus International Corporation

By:	\s\ Mr. Gilles Varin, President

	Name:	Mr. Gilles Varin
	Title:	President and Director

Date: July 10, 2006